UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2026

Tvardi Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36279	75-3175693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Sugar Creek Ctr. Blvd. Suite 525 Sugar Land, Texas		77478
(Address of principal executive offices)		(Zip Code)

(713) 489-8654

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TVRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Tvardi Therapeutics, Inc. (the “Company”) has set June 9, 2026 as the date for the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). Proposals of stockholders intended to be presented at the 2026 Annual Meeting pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Company at its principal executive offices a reasonable time before the Company begins to print and send its proxy materials in order to be considered for inclusion in the Company’s proxy statement and proxy card relating to the 2026 Annual Meeting. The Company will consider proposals received on or before March 16, 2026 to have been received a reasonable time before the Company begins to print and send its proxy materials.

In addition, the Company’s Amended and Restated Bylaws (the “Bylaws”) establish an advance notice procedure for nominations for election to the Board of Directors of the Company (the “Board”) and other matters that stockholders wish to present for action at an annual meeting other than those to be included in the Company’s proxy statement. The Company must receive such proposals by the later of the close of business on the 90th day prior to such annual meeting and the 10th day following the day on which public announcement of the date of such meeting was first made. For the 2026 Annual Meeting, such deadline falls on March 16, 2026. If the stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2026 Annual Meeting may exercise discretionary voting power regarding any such proposal. The Bylaws specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the advance notice provisions in the Bylaws relating to director nominations, including the earlier notice deadlines set out above, to comply with Rule 14a-19, the Securities and Exchange Commission’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must also provide notice that sets forth the information required by Rule 14a-19 by the later of 60 days prior to the date of the annual meeting or the 10th day following public announcement by the Company of the date of the annual meeting. For the 2026 Annual Meeting, such deadline falls on April 10, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tvardi Therapeutics, Inc.

Date: March 6, 2026	By:	/s/ Imran Alibhai
	Name:	Imran Alibhai
	Title:	Chief Executive Officer